Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Performance Trust Total Return Bond Fund
Performance Trust Municipal Bond Fund
Performance Trust Multisector Bond Fund
(each, a “Fund”, and together, the “Funds”)
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated March 20, 2025 to the
Prospectus dated December 29, 2024

This supplement makes the following amendments to disclosures in the Funds’ Prospectus dated December 29, 2024.

On January 16, 2025, the Board of Trustees of the Trust approved a change in principal underwriter for the Funds. Effective March 31, 2025, the Funds’ distributor will be ALPS Distributors, Inc. All references in the Prospectus to the Funds’ current distributor, Foreside Fund Services, LLC, are hereby replaced with ALPS Distributors, Inc. ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

The disclosure in the section titled “Distribution of Fund Shares and Payments to Financial Intermediaries – The Distributor” on page 49 is amended to read as follows:

The Distributor
The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (the “Distributor”), pursuant to which the Distributor acts as the Funds’ principal underwriter, provides certain administration services and promotes and arranges for the sale of each Fund’s shares. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. The offering of the Funds’ shares is continuous, and the Distributor distributes the Funds’ shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Funds.

Please retain this supplement with your Prospectus

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Performance Trust Total Return Bond Fund
Performance Trust Municipal Bond Fund
Performance Trust Multisector Bond Fund
(each, a “Fund,” and together, the “Funds”)
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated March 20, 2025 to the
Statement of Additional Information (“SAI”)
dated December 29, 2024

This supplement makes the following amendments to disclosures in the Funds’ SAI dated December 29, 2024.

On January 16, 2025, the Board of Trustees of the Trust approved a change in principal underwriter for the Funds. Effective March 31, 2025, the Funds’ distributor will be ALPS Distributors, Inc. All references in the Prospectus to the Funds’ current distributor, Foreside Fund Services, LLC, are hereby replaced with ALPS Distributors, Inc. ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

The section titled “Distribution and servicing of Shares – The Distributor” on page 50 is amended to read as follows:

The Distributor
The Trust and ALPS Distributors, Inc. (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds and distributes shares of the Funds on a best efforts basis. The principal business address of the Distributor is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Funds, the Adviser, or any other service provider for the Funds.

Under the Distribution Agreement with the Funds, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by a Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.

Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable on 60 days’ written notice by the Trust’s Board of Trustees, by vote of the holders of a majority of the outstanding voting securities of a Fund, or by the Distributor. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act) and is not assignable by the Trust without the prior written consent of the Distributor.

Please retain this supplement with your Statement of Additional Information